                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        LOUISVILLE GAS AND ELECTRIC COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

 [LOGO]
                                                                  March 13, 1996

Dear Louisville Gas and Electric Company shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of Louisville Gas and Electric Company, to be held April 23, 1996, at 10:00 a.m., E.D.T. at the Hyatt Regency Louisville, 320 W. Jefferson Street, Louisville, Kentucky.

    Business matters to be acted upon at the meeting are the election of four directors to three-year terms expiring in 1999, approval of the independent auditors for 1996, and the transaction of any other business properly brought before the meeting. We will also report on the progress of LG&E, and shareholders will have the opportunity to present questions of general interest.

    We encourage you to read the proxy statement carefully and complete, sign and return your proxy in the envelope provided, even if you plan to attend the meeting. Returning your proxy to us will not prevent you from voting in person at the meeting, or from revoking your proxy and changing your vote at the meeting, if you are present and choose to do so.

    If you plan to attend the Annual Meeting, please check the box on the proxy card indicating that you plan to attend the meeting. Please bring the Admission Ticket, which forms the top portion of the form of proxy, to the meeting with you. If you wish to attend the meeting but do not have an Admission Ticket, you will be admitted to the meeting after presenting personal identification and evidence of ownership.

    The directors and officers of LG&E appreciate your continuing interest in the business of LG&E. We hope you can join us at the meeting.

                                          Sincerely,

                                                   [SIGNATURE]
                                          Roger W. Hale
                                          CHAIRMAN OF THE BOARD
                                          AND CHIEF EXECUTIVE OFFICER

 [LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    The Annual Meeting of Shareholders of Louisville Gas and Electric Company ("LG&E"), a Kentucky corporation, will be held at the Hyatt Regency Louisville, 320 West Jefferson Street, Louisville, Kentucky, on Tuesday, April 23, 1996, at 10:00 a.m., E.D.T. for the following purposes:

    1.  To elect four directors, each for a three-year term expiring in 1999;

    2. To approve and ratify the appointment of Arthur Andersen LLP as independent auditors of LG&E for 1996; and

    3.  To transact such other business as may properly come before the meeting.

    The close of business on February 15, 1996, has been fixed by the Board of Directors as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY IN THE REPLY ENVELOPE AS SOON AS POSSIBLE. Your cooperation in signing and promptly returning your proxy is greatly appreciated.

                                          By Order of the Board of Directors,
                                          John R. McCall, Secretary
                                          Louisville Gas and Electric Company
                                          220 West Main Street
                                          Louisville, Kentucky 40202
March 13, 1996

                                PROXY STATEMENT
                              --------------------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 23, 1996
                             ----------------------

    The Board of Directors of LG&E hereby solicits your proxy, and asks that you vote, sign, date and promptly mail the enclosed proxy card for use at the Annual Meeting of Shareholders to be held April 23, 1996, and at any adjournment of such meeting. The meeting will be held at the Hyatt Regency Louisville, 320 West Jefferson Street, Louisville, Kentucky. This proxy statement and the accompanying proxy were first mailed to shareholders on or about March 13, 1996.

    If you plan to attend the meeting, please check the box on the proxy card indicating that you plan to attend the meeting. Please bring the Admission Ticket, which forms the top portion of the form of proxy, to the meeting with you. Shareholders who do not have an Admission Ticket, including beneficial owners whose accounts are held by brokers or other institutions, will be admitted to the meeting upon presentation of personal identification and, in the case of beneficial owners, proof of ownership.

    The outstanding stock of LG&E is divided into three classes: Common Stock, Preferred Stock (without par value), and Preferred Stock, par value $25 per share. At the close of business on February 15, 1996, the record date for the Annual Meeting, the following shares of each were outstanding:

Common Stock, without par value.......................  21,294,223 shares
Preferred Stock, par value $25 per share, 5% Series...     860,287 shares
Preferred Stock, without par value
    $5.875 Series.....................................     250,000 shares
    Auction Series A (stated value $100 per share)....     500,000 shares

All of the outstanding LG&E Common Stock is owned by LG&E Energy Corp. ("LG&E Energy"). No persons or groups are known by management to be beneficial owners of more than five percent of LG&E's Preferred Stock. As of February 15, 1996, all Directors, nominees for director and executive officers of LG&E as a group beneficially owned 22 shares of LG&E Preferred Stock, which is less than one-tenth of one percent of the total LG&E Preferred Stock outstanding on that date.

    Owners of record at the close of business on February 15, 1996, of the Common Stock and the 5% Cumulative Preferred Stock, par value $25 per share (the "5% Preferred Stock") are entitled to one vote per share for each matter presented at the Annual Meeting or any adjournment thereof, and, in addition, have cumulative voting rights with respect to the election of directors. Accordingly, in electing directors, each shareholder is entitled to as many votes as the number of shares of stock owned multiplied by the number of directors to be elected, and may cast all such votes for a single nominee or may distribute them among two or more nominees. The persons named as proxies reserve the right to cumulate votes represented by proxies which they receive, and to distribute such votes among one or more of the nominees at their discretion.

    You may revoke your proxy at any time before it is voted by giving written notice of its revocation to the Secretary of LG&E, by delivery of a later dated proxy, or by attending the Annual Meeting and voting in person. Signing a proxy does not preclude you from attending the meeting in person.

    Directors are elected by a plurality of the votes cast by the holders of LG&E's Common Stock and 5% Preferred Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by withholding authority, broker nonvote or otherwise) have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger percentage of votes.

    The affirmative vote of a majority of the shares of LG&E Common Stock and 5% Preferred Stock represented at the Annual Meeting is required for the approval of the independent auditors and any other matters that may properly come before the meeting. Abstentions from voting on any such matter are treated as votes against, while broker nonvotes are treated as shares not voted.

    LG&E Energy owns all of the outstanding LG&E Common Stock, and intends to vote this stock in favor of the nominees for directors as set forth below, thereby ensuring their election to the Board. LG&E Energy also intends to vote all of the outstanding LG&E Common Stock in favor of the appointment of Arthur Andersen LLP as the independent auditors for LG&E as set forth in Proposal No. 2 herein. Nonetheless, the Board encourages you to vote on each of these matters, and appreciates your interest.

    The Annual Report to Shareholders of LG&E Energy (the "Annual Report"), including its consolidated financial statements and information regarding LG&E, is enclosed with this proxy statement. Of particular importance to shareholders of LG&E are the following sections of the Annual Report: pages 14 and 16 under the caption "Wholesale Electric Makes Dramatic Business Changes," page 15 under the caption "LG&E Energy Business Divisions," pages 17-19 under the caption "Developing New Retail Marketing Services," and page 60 under the caption "Board of Directors and Executive Officers." The Annual Report is supplemented by audited financial statements of LG&E and management's discussion of such financial statements, which are included as an appendix to this proxy statement (the "Appendix"), and are incorporated by reference herein. All shareholders are urged to read the accompanying Annual Report and Appendix.

PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

    The Board of Directors of LG&E presently consists of ten members. The directors are classified into three classes, as nearly equal in number as possible, with respect to the time for which they are to hold office. One class of directors is elected at each year's Annual Meeting to serve for three-year terms and to continue in office until their successors are elected and qualified.

    At this Annual Meeting, the following four persons are proposed for election to the Board of Directors for three-year terms expiring at the 1999 Annual
Meeting: Roger W. Hale, David B. Lewis, Anne H. McNamara and Donald C. Swain. All of the nominees are presently directors of both LG&E and LG&E Energy Corp.

    The Board of Directors does not know of any nominee who will be unable to stand for election or otherwise serve as a director. If for any reason any nominee becomes unavailable for election, the Board of Directors may designate a substitute nominee, in which event the shares represented on the proxy cards returned to LG&E will be voted for such substitute nominee, unless an instruction to the contrary is indicated on the proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE FOUR NOMINEES FOR DIRECTOR.

                    INFORMATION ABOUT DIRECTORS AND NOMINEES

    The following contains certain information as of February 15, 1996, concerning the nominees for director, as well as the directors whose terms of office continue after the 1996 Annual Meeting.

NOMINEES FOR DIRECTOR WITH TERMS EXPIRING AT 1999 ANNUAL MEETING OF SHAREHOLDERS

                       ROGER W. HALE (AGE 52)
                       Mr.  Hale has been Chief Executive Officer and a Director of LG&E since
                       June 1989, Chairman of  the Board of LG&E  since February 1, 1990,  and
   [PHOTO1]            served  as President of LG&E from June  1989 until January 1, 1992. Mr.
                       Hale has been a Director and Chairman of the Board, President and Chief
                       Executive Officer of LG&E Energy since August 1990. Prior to his coming to LG&E, Mr.  Hale served  as Executive  Vice President  of Bell  South
                       Enterprises, Inc. Mr. Hale is a graduate of the University of Maryland, and  received a  master's degree  in management  from the Massachusetts
                       Institute of Technology, Sloan School of Management. Mr. Hale is also a member of the Board  of Directors of PNC  Bank, Kentucky, Inc. and  H&R
                       Block, Inc.

                       DAVID B. LEWIS (AGE 51)
                       Mr. Lewis is a founding partner of the law firm of Lewis, White & Clay, a  Professional Corporation in Detroit, Michigan. Since 1972, Mr. Lewis
   [PHOTO2]            has served as Chairman  of the Board  and a Director  of the firm.  Mr.
                       Lewis  is a graduate of Oakland  University and received his law degree from the University of Michigan Law School. He also received a master's degree in  business  administration  from  the  University  of  Chicago
                       Graduate  School of Business. Mr. Lewis has been a director of LG&E and
                       LG&E Energy since  November 1992.  Mr. Lewis is  also a  member of  the
                       Board  of Directors of Consolidated Rail Corporation (Conrail) and TRW,
                       Inc., and  serves  or  has  served  as  a  board  member  for  numerous educational,  cultural  and  civic  organizations  in  the  Detroit and
                       Washington, D.C. areas.

                       ANNE H. MCNAMARA (AGE 48)
                       Mrs. McNamara has been Senior Vice President and General Counsel of AMR
   [PHOTO3]            Corporation and  its subsidiary,  American Airlines,  Inc., since  June
                       1988.  Mrs. McNamara is a graduate  of Vassar College, and received her law degree from Cornell University. She has been a director of LG&E and
                       LG&E Energy since November 1991.
                       DONALD C. SWAIN (AGE 64)
                       Dr. Swain  served as  President of  the University  of Louisville  from
   [PHOTO4]            April  1981 to  June 1995, and  has served as  President Emeritus since
                       July 1995. Dr.  Swain is a  graduate of the  University of Dubuque.  He received  his  master's  and  doctoral  degrees  in  history  from  the
                       University of California at  Berkeley. He has been  a director of  LG&E since  May 1985 and of LG&E Energy since August 1990. Dr. Swain is also a member of the Board of Directors of PNC Bank, Kentucky, Inc.

DIRECTORS WHOSE TERMS EXPIRE AT 1997 ANNUAL MEETING OF SHAREHOLDERS

                       WILLIAM C. BALLARD, JR. (AGE 55)
                       Mr. Ballard has been of  counsel to the law  firm of Greenebaum Doll  &
                       McDonald  since May  1992. He  served as  Executive Vice  President and
   [PHOTO5]            Chief Financial Officer from  1978 until May 1992,  of Humana, Inc.,  a
                       healthcare   services  company.  Mr.  Ballard  is  a  graduate  of  the
                       University of Notre  Dame, and  received his law  degree, with  honors, from  the University  of Louisville School  of Law. He  also received a
                       Master of  Law  degree  in taxation  from  Georgetown  University.  Mr.
                       Ballard  has been a director of LG&E  since May 1989 and of LG&E Energy since August  1990.  Mr. Ballard  is  also a  member  of the  Board  of
                       Directors  of United Healthcare Corp., MidAmerica Bancorp, Vencor, Inc.
                       and American Safety Razor, Inc.

                       S. GORDON DABNEY (AGE 67)
                       Mr. Dabney was President of Standard  Foods, Inc., which is engaged  in
   [PHOTO6]            the  food processing business, from 1955  until he retired in 1995. Mr.
                       Dabney is  currently a  business consultant.  Mr. Dabney  attended  the
                       University  of Florida.  He has been  a director of  LG&E since January
                       1987 and of LG&E Energy since August 1990.

                       T. BALLARD MORTON, JR. (AGE 63)
                       Mr. Morton has been Executive in  Residence at the College of  Business
   [PHOTO7]            and  Public Administration of the  University of Louisville since 1983.
                       Mr. Morton is  a graduate  of Yale University.  Mr. Morton  has been  a director  of LG&E since May 1967 and  of LG&E Energy since August 1990.
                       Mr. Morton is  also a member  of the  Board of Directors  of PNC  Bank,
                       Kentucky, Inc. and the Kroger Company.

DIRECTORS WHOSE TERMS EXPIRE AT 1998 ANNUAL MEETING OF SHAREHOLDERS

                       OWSLEY BROWN II (AGE 53)
                       Mr.  Brown has been the Chairman  and Chief Executive Officer of Brown-
                       Forman Corporation, a consumer products  company, since July 1995,  and
   [PHOTO8]            was  President of Brown-Forman Corporation from 1987 to 1995. Mr. Brown was first named Chief Executive Officer of Brown-Forman Corporation  in
                       July 1994. Mr. Brown is a graduate of Yale University, and received his master's degree in business administration from Stanford University. He has  been a director  of LG&E since  May 1989 and  of LG&E Energy since
                       August 1990. Mr. Brown is  also a member of  the Board of Directors  of
                       Brown-Forman  Corporation,  Hilliard  Lyons  Trust  Company  and  NACCO
                       Industries, Inc.

                       GENE P. GARDNER (AGE 64)
                       Mr. Gardner has  been Chairman  of Beaver  Dam Coal  Company, which  is engaged  in  the ownership  and development  of coal  properties, since
   [PHOTO9]            April 1983. Mr. Gardner is a  graduate of the University of  Louisville and  of the Advanced Management Program  of the University of Virginia,
                       Colgate-Darden Graduate  School of  Business. Mr.  Gardner has  been  a director  of LG&E since July 1979 and of LG&E Energy since August 1990.
                       He is also a member of the Board of Directors of Commonwealth Bank  and
                       Trust   Company,   Commonwealth   Financial   Corporation   and  Thomas
                       Industries, Inc.

                       J. DAVID GRISSOM (AGE 57)
                       Mr. Grissom  has been  Chairman  of Mayfair  Capital, Inc.,  a  private investment  firm, since  April 1989.  He served  as Chairman  and Chief
   [PHOTO10]           Executive Officer  of Citizens  Fidelity  Corporation from  April  1977 until  March  31,  1989.  Upon  the  acquisition  of  Citizens Fidelity
                       Corporation by PNC Financial Corp. in February 1987, Mr. Grissom served as Vice Chairman  and a  Director of  PNC Financial  Corp. until  March
                       1989. Mr. Grissom is a graduate of Centre College and the University of
                       Louisville School of Law. Mr. Grissom has been a director of LG&E since
                       January  1982 and of LG&E Energy since August 1990. He is also a member of the Board  of Directors of  Providian Corporation, Churchill  Downs,
                       Inc., Columbia/HCA Healthcare Corporation and Regal Cinemas Inc.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

    Each member of the Board of Directors of LG&E is also a director of LG&E Energy. The committees of the Board of Directors of LG&E include an Audit Committee, a Compensation Committee and a Nominating and Development Committee. The directors who are members of the various committees of LG&E serve in the same capacity for purposes of the LG&E Energy Board of Directors.

    During 1995, there were eight regular meetings and two special meetings of the LG&E Board. All directors attended 75% or more of the total number of meetings of the Board of Directors and Committees of the Board on which they served.

COMPENSATION OF DIRECTORS

    Directors who are also officers of LG&E receive no compensation in their capacities as directors. During 1995, directors received a retainer of $1,500 per month, or $18,000 annually ($19,000 annually for committee chairmen), a fee for Board meetings of $1,000 per meeting and a fee for each committee meeting of $750. Non-employee directors residing out of the Louisville area received reimbursement for expenses incurred in traveling to meetings, and received an additional $800 compensation for each Board meeting they attended. The foregoing amounts represent the aggregate fees paid to directors in their capacities as directors of LG&E and LG&E Energy during 1995.

    Non-employee directors of LG&E may elect to defer all or a part of their fees (including retainers, fees for attendance at regular and special meetings, committee meetings and travel compensation) pursuant to the LG&E Energy Corp. Deferred Stock Compensation Plan (the "Deferred Stock Plan"). Each deferred amount is credited by LG&E Energy to a bookkeeping account and then is converted into a stock equivalent on the date the amount is credited. The number of stock equivalents credited to the director is based upon the average of the high and the low sale price of LG&E Energy Common Stock on the New York Stock Exchange for the five trading days prior to the conversion. Additional stock equivalents will be added to stock accounts at the time that dividends are declared on LG&E Energy Common Stock, in an amount equal to the amount of LG&E Energy Common
Stock that could be purchased with dividends that would be paid on the stock equivalents if converted to LG&E Energy Common Stock. In the event that LG&E Energy is a party to any consolidation, recapitalization, merger, share exchange or other business combination in which all or a part of the outstanding LG&E Energy Common Stock is changed into or exchanged for stock or other securities of the other entity or LG&E Energy, or for cash or other property, the stock account of a participating director shall be converted to such new securities or consideration equal to the amount each share of LG&E Energy Common Stock receives, multiplied by the number of share equivalents in the stock account.

    A director will be eligible to receive a distribution from his or her account only upon termination of service, death, retirement or otherwise. Following departure from the Board, the distribution will occur, at the director's election, either in one lump sum or in no more than five annual installments. The distribution will be made, at the director's election, either in LG&E Energy Common Stock or in cash equal to the then-market price of the LG&E Energy Common Stock allocated to the director's stock account. At February 15, 1996, six directors were participating in the Deferred Stock Plan.

    Non-employee directors of LG&E who are also directors of LG&E Energy also receive stock options pursuant to the LG&E Energy Corp. Stock Option Plan for Non-Employee Directors (the "Directors' Option Plan"), which was approved by the shareholders at the 1994 annual meeting. Under the terms of the Directors' Option Plan, upon initial election or appointment to the Board, each new director, who has not been an employee or officer of the company within the preceding three years, receives an option grant for 2,000 shares of LG&E Energy Common Stock. Following these initial grants, eligible directors will receive an annual grant of an option for 2,000 shares on the first Wednesday of each February. The option exercise price per share for each share of LG&E Energy Common Stock is the fair market value on the grant date. Options granted are not exercisable during the first twelve months from the date of grant and will terminate 10 years from the date of grant. In the event of a tender offer or an exchange offer for shares of LG&E Energy Common Stock, all then exercisable, but unexercised options granted under the Directors' Option Plan will continue to be exercisable for thirty days following the first purchase of shares pursuant to such tender or exchange offer.

    The Directors' Option Plan authorizes the issuance of up to 250,000 shares of LG&E Energy Common Stock, of which 54,000 are subject to existing options at a weighted average per share price of $40.15. As of February 15, 1996, each non-employee director held 4,000 exercisable options to purchase LG&E Energy Common Stock. The number of shares subject to the Directors' Option Plan and subject to awards outstanding under the plan will adjust with any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or any similar corporate change.

AUDIT COMMITTEE

    The Audit Committee of the Board is composed of Messrs. Dabney, Brown, Gardner and Lewis, Dr. Swain and Mrs. McNamara. During 1995, the Audit Committee maintained direct contact with the independent auditors and LG&E Energy's Internal Auditor to review the following matters pertaining to LG&E, and to LG&E Energy and its subsidiaries: the adequacy of accounting and financial reporting procedures; the adequacy and effectiveness of internal accounting controls; the scope and results of the annual audit and any other matters relative to the audit of these companies' accounts and their financial affairs that the Committee, the Internal Auditor, or the independent auditors deemed necessary. The Audit Committee met twice during 1995.

COMPENSATION COMMITTEE

    The Compensation Committee, composed of non-employee directors, approves the compensation of the Chief Executive Officer and the executive officers of LG&E Energy and LG&E. The Committee makes recommendations to the full Board regarding benefits provided to executive officers and the establishment of various employee benefit plans. The members of the Compensation Committee are Messrs. Ballard, Dabney, Gardner, Grissom and Morton and Mrs. McNamara. The Compensation Committee met five times during 1995.

NOMINATING AND DEVELOPMENT COMMITTEE

    The Nominating and Development Committee is composed of the Chairman of the Board and certain other directors. The Committee reviews and recommends to the Board of Directors nominees to serve on the Board and their compensation. The Committee considers nominees suggested by other members of the Board, by members of management and by shareholders. To be considered for inclusion in the slate of nominees proposed by the Board of Directors at an annual meeting, shareholder recommendations must be submitted in writing to the Secretary of LG&E not later than 120 days prior to the meeting. In addition, the Articles of Incorporation and Bylaws of LG&E contain procedures governing shareholder nominations for election of directors at a shareholders' meeting. The Chairman of the Annual Meeting may refuse to acknowledge the nomination of any person not made in compliance with these procedures. The members of the Nominating and Development Committee are Messrs. Morton, Ballard, Brown, Grissom, Hale and Lewis and Dr. Swain. The Nominating and Development Committee met three times during 1995.

PROPOSAL NO. 2

                   APPROVAL OF INDEPENDENT AUDITORS FOR 1996

    Based upon the recommendation of the Audit Committee, the Board of Directors, subject to ratification by shareholders, has selected Arthur Andersen LLP as independent auditors to audit the accounts of LG&E and LG&E Energy for the fiscal year ending December 31, 1996. Arthur Andersen has audited the accounts of LG&E for many years and LG&E Energy since its organization in 1990. The shareholders previously approved the employment of the firm at the Annual Meeting on April 25, 1995.

    Representatives of Arthur Andersen LLP will be present at the Annual Meeting. Such representatives will be given the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors, which is comprised wholly of non-employee directors, makes all decisions regarding the compensation of LG&E's executive officers, including the setting of base pay and the administration of the long-term and short-term incentive plans. The executive compensation program was developed and implemented after consultation with a highly respected independent executive compensation consultant. That consultant has concluded that the structure of the executive compensation program and the target awards and opportunities provided to executives are consistent with the compensation and pay programs of comparable companies, including utilities and utility holding companies nationwide. The Compensation Committee and the Board of Directors have continued access to this compensation consultant and other compensation consultants as desired, and are provided with independent compensation data for their review.

    LG&E is the principal subsidiary of LG&E Energy. As noted above, the members of the Compensation Committee and Board of Directors of LG&E also serve in the same capacity for LG&E Energy. Certain executive officers of LG&E are also executive officers of LG&E Energy. For those individuals references below to the Compensation Committee and Board of Directors refer to the Compensation Committee and Board of Directors of both LG&E and LG&E Energy unless otherwise indicated, and discussions of their compensation include compensation earned for services to both LG&E and LG&E Energy. Set forth below is a report submitted by the members of the Compensation Committee addressing LG&E and LG&E Energy's compensation policies for 1995 which affect the executive officers of LG&E and LG&E Energy, including the executive officers named in the following tables. The executive officers of LG&E participate in the long-term and short-term incentive programs of LG&E Energy. Reference to stock, shareholder performance or shareholder return relate to LG&E Energy Common Stock.

COMPENSATION PHILOSOPHY

    This report reflects LG&E and LG&E Energy's compensation philosophy as set by the Compensation Committee and the Board of Directors, and as reflected in the salaries and awards paid to the executive officers of LG&E and LG&E Energy and its subsidiaries during 1995. There are three major components of the executive compensation program: (1) base salary; (2) short-term or annual incentives; and (3) long-term incentives. LG&E developed its executive compensation program to focus on both short-term and long-term business objectives which are designed to enhance overall shareholder value. The short-term and long-term incentives are premised on the belief that the interests of executives should be closely aligned with those of LG&E Energy's shareholders. Based on this philosophy, these two portions of each executive's total compensation package are placed at risk and are linked to the accomplishment of specific results that are designed to benefit LG&E Energy's shareholders in both the short-term and long-term. Under this pay-for-performance approach, a highly competitive level of compensation can be earned in years of strong performance; conversely, in years of below-average performance, compensation may decline below competitive benchmarks.

    The executive compensation program also recognizes that LG&E and LG&E Energy's compensation practices must be competitive with utilities, utility holding companies, and other industries to ensure that a stable and successful management team can be recruited and retained. The Compensation Committee believes that the Company's most direct competitors for executive talent are not limited to the companies that would be included in the utility industry index against which shareholder returns may be compared. For this reason, the compensation peer group is not the same as the utility industry index in the Comparison of Five-Year Total Return graph included on page 14 of this Proxy Statement.

    In order to establish competitive compensation levels for all executive positions for 1995, the Compensation Committee established salaries and short-term incentive levels based upon compensation data from three utility and three all-industry surveys (the "Survey Group"), the latter of which primarily consists of non-utility businesses with annual revenues of $0.5 billion to $2.5 billion. Long-term incentive levels, however, were established by the Compensation Committee based upon compensation data from a survey of utilities and utility holding companies (the "Long-Term Survey Group") compiled by a national compensation consulting firm. In 1995, there were 61 utilities and utility holding companies in the Long-Term Survey Group. The Compensation Committee utilized the Long-Term Survey Group for purposes of establishing long-term incentive levels because the long-term financial performance goals of the Company could be measured more effectively against the utilities in the Long-Term Survey Group, rather than the Survey Group. Additionally, the
Compensation Committee established a target salary (the "Position Rate") for each executive for 1995 at approximately the 65th percentile of the range for executives in similar positions with companies in the Survey Group. Salaries, short-term and long-term incentives for 1995 were based on this Position Rate as described below.

    The 1995 compensation information set forth in other sections of this proxy statement, particularly with respect to the tabular information presented, reflects the considerations set forth in this report. The Base Salary, Short-Term Incentives, and Long-Term Incentives sections that follow address the compensation philosophy for 1995 for all executive officers except for Mr. Roger
W. Hale. Mr. Hale's compensation is determined in accordance with the terms of his Employment Agreement (see Chief Executive Officer Compensation on page 11 of this proxy statement for a description of his 1995 compensation).

BASE SALARY

    The base salaries for LG&E Energy executive officers for 1995 were designed to be competitive with the Survey Group. The Position Rate represented the maximum base salary that an executive officer could receive and, as stated above, approximated the salary at the 65th percentile of the range for executives in similar positions with companies in the Survey Group. Actual base salaries were determined based on individual performance and experience.

SHORT-TERM INCENTIVES

    The short-term incentives for 1995 provided direct financial compensation to executives and rewarded them for meeting performance measures which were established at the beginning of the 1995 performance year. The performance goals were set with consideration for economic and business factors known to Company management and the Compensation Committee at the time the goals were established. The factors included external competition, inflation, financial and market data and trends, as well as certain standards of excellence consistent with core company values. In 1995, short-term incentive payments for executive officers were based from 50% to 75% on Net Income Available for Common Stock
(NIAC), 25% on Management Effectiveness, and from 10% to 25% on Customer Satisfaction. The percentages varied within the executive officer group based upon the nature of each individual's functional responsibilities, with more senior officers having a greater percentage of their short-term incentives based on NIAC. This component of the 1995 executive compensation program focused executives on the tasks most immediately at hand and were based upon priorities which were tailored for the 1995 performance year.

    In 1995, the short-term incentive targets (the "targeted amounts") ranged from 26% to 44% of Position Rate for each executive officer and approached the 65th percentile of the level of such awards granted to comparable executives employed by companies in the Survey Group. The individual officers were entitled to receive from 0% to 150% of their targeted amounts, dependent upon Company and individual performance during 1995 as measured by NIAC, Management Effectiveness and Customer Satisfaction. Based on such performances, payouts of the short-term awards for 1995 ranged from 27% to 48% of each executive officer's targeted amount.

LONG-TERM INCENTIVES

    On June 11, 1990, the shareholders of LG&E Energy approved the Omnibus Long-Term Incentive Plan (the "Long-Term Plan"). The Long-Term Plan is administered by a committee of not less than three directors of LG&E Energy who are appointed by the Board of Directors. At this time, the Compensation Committee administers the Long-Term Plan. The Long-Term Plan provides for the grant of any or all of the following types of awards: stock options, stock appreciation rights, restricted stock, performance units and performance shares. To date, the Compensation Committee has chosen to award stock options, stock appreciation rights and performance units to executive officers.

    The Compensation Committee established an aggregate amount of long-term incentives by grouping the executives into four categories, based on job description and content. The Compensation Committee set within each group the percentage of an individual's Position Rate to be paid in options and the amount to be paid in performance units. The aggregate value of the stock options and performance units (expressed as a percentage of Position Rate) was intended to approach the amount of long-term incentives (expressed as a percentage of salary) payable to executives in similar positions with utilities and utility holding companies in the 65th percentile of the Long-Term Survey Group, depending upon achievement of targeted Company performance.

    Stock options were granted to executive officers during the first quarter of 1995 at an exercise price equal to the fair market value at the date of the grant and were subject to a one-year vesting requirement. Since options were granted with an exercise price equal to the market value of the Common Stock at the time of grant, they provide no value unless LG&E Energy's stock price increases after the grants are awarded. Once the options vest, they are exercisable over a nine-year term. These awards are thus tied to stock price appreciation in excess of the stock's value at time of grant, rewarding executives as if they shared in the ownership of LG&E Energy. The number of shares subject to options was determined by taking the percentage of the executive's Position Rate to be paid in options, as determined above, and dividing that amount by the fair market value of LG&E Energy Common Stock on the date of the grant. Prior awards were not considered when making new grants.

    The number of performance units granted was determined by taking the amount of the executive's Position Rate to be paid in performance units, as determined above, and dividing that amount by the fair market value of LG&E Energy Common Stock on the date of the grant. The value of the performance units is substantially dependent upon the changing value of LG&E Energy's Common Stock in the marketplace. Each executive officer is entitled to receive from 0% to 150% of the performance units contingently awarded to the executive based on the
Company's:

    (1) total shareholder return over a three-year period (defined as share price increase plus dividends paid, divided by share price at beginning of the period) measured against the total shareholder return for such period by a peer group selected by the Committee; and

    (2) return on invested capital ("ROIC") over a three-year period measured against a pre-established, internally set goal.

For performance units granted prior to 1995, the peer group for measuring LG&E Energy's total shareholder return consists of the utility holding companies and gas and electric utilities in the Salomon Brothers Electric Utility Index (the "Salomon Utility Index") at the time the Long-Term Plan was established in 1990. For performance units granted in 1995 for the three-year performance period ending December 31, 1997, the Compensation Committee approved a change in the peer group to the Edison Electric Institute 100 Index (the "EEI Index"). While the companies in the EEI Index and Salomon Utility Index are substantially the same, the Committee believe(s) that the EEI Index represent(s) a more appropriate peer group for compensation due to industry recognition of the EEI Index.(1)

    Payouts of long-term incentive awards in February 1996 were based on LG&E Energy performance during the 1993-1995 period. During such period, LG&E Energy substantially exceeded the target level for Total Shareholder Return, and was slightly above target in its ROIC performance. Performance was at the 74th percentile of its comparison group with respect to Total Shareholder Return, and at 104% of targeted ROIC performance, resulting in payouts of 124% of the contingent awards. The performance units are payable 50% in LG&E Energy Common Stock and 50% in cash.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The compensation of the Chief Executive Officer of LG&E Energy, Mr. Roger W. Hale, is governed by the terms of an employment agreement. Mr. Hale originally entered into an employment agreement with LG&E in April 1989. That agreement was developed to induce him to move to LG&E from another company, and was updated by Board action in 1990. The term of Mr. Hale's original employment agreement was to expire by its terms on December 31, 1994.

    In recognition of Mr. Hale's continued importance to the performance of LG&E Energy and his significant contributions to LG&E Energy, including particularly his leadership role in transforming LG&E, a local utility company, into LG&E Energy, a national (and, increasingly, international) diversified energy services company, the Compensation Committee in late 1993 negotiated with Mr. Hale to retain his services beyond the term of his original agreement. Consequently, Mr. Hale entered into a new employment agreement with LG&E Energy, effective in November 1993. The term of this new agreement (the "Agreement") extends through December 31, 1998. The Agreement provides for an increase in Mr. Hale's minimum base salary, and provides that Mr. Hale may elect to retire and commence payment of his retirement benefits on or after age 50 (see page 19 of this proxy statement).

    The Agreement dictates the level of Mr. Hale's minimum compensation, but the Compensation Committee retains discretion to increase such compensation. For 1995, the Compensation Committee compared Mr. Hale's compensation to that for chief executive officers of companies contained in the Survey Group, as well as approximately 20 electric and gas utilities and utility holding companies, with comparable revenues, market capitalization and asset size. In setting long-term awards, the Company also considered survey data from various compensation consulting firms. Details of Mr. Hale's 1995 compensation are set forth below.

    BASE SALARY. Mr. Hale was paid a base salary of $436,500 during 1995. The Agreement provides that his salary shall not be less than his 1993 salary of $385,000 and is to be reviewed as of each January 1 by the Compensation Committee. The Compensation Committee, in determining the annual salary increase for 1995, focused on Mr. Hale's individual performance (including his management effectiveness, as described below) and the level of increases provided to other LG&E Energy and LG&E employees. The 1995 increase was 6.3%.

------------------------
(1)While similar, the utilities and holding companies that were in the Salomon Utility Index in 1990 and that are in the EEI Index are not necessarily the same as those in the Standard & Poor's Utility Index used in the Company Performance Graph on page 14 of the proxy statement. Nevertheless, in the judgment of the Compensation Committee, the companies in the Salomon Utility Index and EEI Index continue to represent appropriate peer groups for compensation purposes for the periods in which such indices are being used.

    SHORT-TERM INCENTIVE. Mr. Hale's target short-term incentive award was 50% of base salary, as dictated by the Agreement. Like all other executive officers receiving short-term incentive awards, Mr. Hale was eligible to receive from 0 to 150% of the targeted amount, based on LG&E Energy performance and individual performance. His 1995 short-term incentive payout was based 75% on corporate NIAC performance, and 25% on Management Effectiveness.

        The resulting payout for 1995 performance was 70% of base salary. The Compensation Committee considered Mr. Hale's management effectiveness in several areas in determining the final 1995 award. These included the increased profitability of LG&E Energy and LG&E, profitability of other LG&E Energy subsidiaries, customer satisfaction rating, and other measures.

    LONG-TERM INCENTIVE GRANT. In 1995, Mr. Hale received 6,646 options and 11,076 performance units for the 1995-1997 performance period. These amounts were determined in accordance with the terms of his Agreement, which provides that his long-term incentive awards shall include target awards of performance units with a value not less than 100% of base salary, and stock options with a market value at grant of not less than 45% of base salary. The terms of the options and performance units (including the manner in which performance units are earned) for Mr. Hale are the same as for other executive officers, as described under the heading "Long-Term Incentives."

    LONG-TERM INCENTIVE PAYOUT. In the 1993-1995 period, LG&E Energy exceeded the target for Total Shareholder Return, and was slightly above target in its ROIC performance. Performance was at the 74th percentile of its comparison group in Total Shareholder Return, and at 104% of targeted ROIC performance. That resulted in a payout equal to 124% of the approved target. In addition, the market value per share of LG&E Energy Common Stock increased from $36.04 at grant to $42.25 during the performance period. This further increased the value of the payout of the performance units originally awarded to Mr. Hale in 1993.

    OTHER BENEFITS. Mr. Hale receives LG&E Energy contributions to thrift and savings plans, similar to those of other employees.

TAX MATTERS

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), was enacted in 1993 and generally prohibits the Company from deducting executive compensation in excess of $1,000,000. Qualifying "performance based compensation" is not subject to this deduction limitation if certain requirements are satisfied. As a result of transition rules adopted by the Internal Revenue Service, the new law did not impact LG&E Energy and LG&E's executive compensation practices in 1995. It is the Compensation Committee's intent to preserve the deductibility of executive compensation to the extent reasonably practicable and to the extent consistent with its other compensation objectives. For this and other reasons the Compensation Committee determined that LG&E Energy should modify its long-term and short-term incentive plans beginning in 1996 so that certain compensation payable thereunder would qualify for the "performance based compensation" exception to the $1,000,000 deduction limit, thereby ensuring that such compensation will continue to be deductible by the Company.

    Accordingly, the Board of Directors of LG&E Energy has amended and restated, effective January 1, 1996, its current long-term incentive plan and adopted, effective January 1, 1996, a new short-term incentive plan, in each case subject to the approval of LG&E Energy's shareholders at its 1996 Annual Meeting. Although not all of the compensation paid to executive officers under these two plans will constitute "performance based compensation," the Compensation Committee anticipates that, if the shareholders of LG&E Energy approve the two plans, all compensation paid to executive officers in 1996 will continue to be deductible under the Code.

CONCLUSION

    The Compensation Committee believes that the Company's executive compensation system served the interests of the Company and its shareholders effectively during 1995. The Compensation Committee takes very seriously its responsibilities with respect to the Company's executive compensation system, and it will continue to monitor and revise the compensation policies as necessary to ensure that the Company's compensation system continues to meet the needs of the Company and its shareholders. In this regard, the Compensation Committee and the Board of Directors in 1995 retained a highly respected independent executive compensation consultant to review the Company's compensation program for future years. That consultant made several recommendations, and the Compensation Committee and the Board of Directors
approved the necessary steps for the Company to revise its executive compensation program beginning in 1996 to remain competitive and to retain the deductibility of the Company's executive compensation for federal income tax purposes, subject to the approval of LG&E Energy's shareholders, as described above.

MEMBERS OF THE COMPENSATION COMMITTEE

William C. Ballard, Jr., Chairman
S. Gordon Dabney
Gene P. Gardner
J. David Grissom
Anne H. McNamara
T. Ballard Morton, Jr.

                              COMPANY PERFORMANCE

    All of the outstanding Common Stock of LG&E is owned by LG&E Energy, and accordingly, there are no trading prices for LG&E's Common Stock. The following graph reflects a comparison of the cumulative total return (change in stock price plus reinvested dividends) to shareholders of LG&E Energy Common Stock from December 31, 1990, through December 29, 1995, with the Standard & Poor's 500 Composite Index and the Standard & Poor's Utility Index. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be indicative of possible future performance of LG&E Energy Common Stock.

                       COMPARISON OF FIVE YEAR CUMULATIVE
                          TOTAL SHAREHOLDER RETURN (1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              LG&E ENERGY      S&P 500     S&P UTILITIES
12/31/90                 100         100              100
1991                     127         130              115
1992                     149         140              124
1993                     182         155              142
1994                     175         157              131
1995                     212         215              185

----------

(1) Total Shareholder Return assumes $100 invested on December 31, 1990, with quarterly reinvestment of dividends.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

    The following table shows the cash compensation paid or to be paid by LG&E, LG&E Energy or any of its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the next four highest compensated executive officers who were serving as such at December 31, 1995, of LG&E in all capacities in which they served (including service for LG&E Energy) during 1993, 1994 and 1995:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM COMPENSATION
                                                                                ----------------------
                                                   ANNUAL COMPENSATION            AWARDS
                                            ----------------------------------  -----------
                                                                        OTHER   SECURITIES    PAYOUTS
                                                                       ANNUAL   UNDERLYING    --------    ALL OTHER
                                                                       COMPEN-   OPTIONS/       LTIP       COMPEN-
NAME AND                                       SALARY         BONUS    SATION      SARS       PAYOUTS      SATION
PRINCIPAL POSITION                   YEAR       ($)            ($)       ($)        (#)         ($)          ($)
-----------------------------------  -----  ------------     --------  -------  -----------   --------  -------------
Roger W. Hale                         1995       436,500      303,859  14,716       6,646      559,686     13,901(1)
  Chairman of the Board               1994       410,500      266,825  10,822       4,787      506,584     12,819
  and CEO                             1993       385,000      261,800   9,387       4,807      604,341     11,417
Victor A. Staffieri                   1995       230,764      134,695   6,215       3,197       49,137      7,149(1)
  President--Louisville Gas           1994       213,000      120,750   4,771      23,000       35,515      2,947
  and Electric Company                1993       175,000       75,097   3,883       2,087            0      1,462
John R. McCall                        1995       220,000      106,848   5,791       2,284            0      8,696(1)
  Executive Vice President--          1994       155,000(2)    48,891   1,961       1,190            0      4,340
  General Counsel and Corporate
   Secretary
Charles A. Markel, III                1995       178,500       59,850   3,361       1,812       42,926      5,511(1)
  Treasurer                           1994       170,000       53,074   4,632       1,762       44,957      5,375
                                      1993       163,000       54,714   4,897       1,820       48,195      5,185
Chris Hermann                         1995       148,653       46,907     332       1,665       42,926      4,742(1)
  Vice President and General          1994       135,000       52,693   2,375       1,700            0      4,484
  Manager--Wholesale Electric         1993       119,167       57,170   1,274       1,820            0     16,435
  Business

------------------------
(1) Includes employer contributions to 401(k) plan, nonqualified thrift plan and employer paid life insurance premiums in 1995 as follows: Mr. Hale $2,970, $5,673 and $5,258, respectively; Mr. Staffieri $1,376, $3,975 and $1,798, respectively; Mr. McCall $2,970, $1,386 and $4,340, respectively; Mr. Markel $1,857, $2,728 and $926 respectively; and Mr. Hermann $2,970, $1,014, $758 respectively.

(2) Reported compensation is only for a portion of the year. Mr. McCall joined LG&E and LG&E Energy on July 1, 1994.

                            OPTION/SAR GRANTS TABLE
                     OPTION/SAR GRANTS IN 1995 FISCAL YEAR

    The following table contains information at December 31, 1995, with respect to grants of stock options and stock appreciation rights (SARs) to the named executive officers:

                             INDIVIDUAL GRANTS                                              POTENTIAL
                        ---------------------------                                    REALIZABLE VALUE AT
                         NUMBER OF      PERCENT OF                                       ASSUMED ANNUAL
                         SECURITIES       TOTAL                                          RATES OF STOCK
                         UNDERLYING    OPTIONS/SARS     EXERCISE                       PRICE APPRECIATION
                        OPTIONS/SARS    GRANTED TO      OR BASE                          FOR OPTION TERM
                          GRANTED      EMPLOYEES IN      PRICE       EXPIRATION   -----------------------------
NAME                      (#) (1)      FISCAL YEAR     ($/ SHARE)       DATE      0%($)     5%($)      10%($)
----------------------  ------------   ------------   ------------   ----------   ------   --------  ----------
Roger W. Hale              6,646             11.6%     $    39.41     2/2/2005       0     $164,719  $  417,431
Victor A. Staffieri        3,197              5.6           39.41     2/2/2005       0       79,237     200,802
John R. McCall             2,284              4.0           39.41     2/2/2005       0       56,608     143,457
Charles A. Markel, III     1,812              3.2           39.41     2/2/2005       0       44,910     113,811
Chris Hermann              1,665              2.9           39.41     2/2/2005       0       41,267     104,578

------------------------
(1) Options are awarded at fair market value at time of grant; unless otherwise indicated, options vest in one year and are exercisable over a ten-year term.

                 OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE
              AGGREGATED OPTION/SAR EXERCISES IN 1995 FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

    The following table sets forth information with respect to the named executive officers concerning the exercise of options and/or SARs during 1995 and the value of unexercised options and SARs held by them as of December 31, 1995:

                                                                                                    NUMBER OF      VALUE OF
                                                                                                   SECURITIES     UNEXERCISED
                                                                                                   UNDERLYING    IN-THE-MONEY
                                                                              SHARES               UNEXERCISED   OPTIONS/SARS
                                                                             ACQUIRED             OPTIONS/SARS     AT FY-END
                                                                                ON       VALUE    AT FY-END (#)     ($)(1)
                                                                             EXERCISE   REALIZED  EXERCISABLE/   EXERCISABLE/
NAME                                                                           (#)        ($)     UNEXERCISABLE  UNEXERCISABLE
---------------------------------------------------------------------------  --------   --------  -------------  -------------
Roger W. Hale                                                                   0         N/A     14,961/6,646   $110,111/$18,875
Victor A. Staffieri                                                           1,887     20,474    5,087/23,197   23,940/106,479
John R. McCall                                                                  0         N/A     1,190/2,284     7,259/6,487
Charles A. Markel, III                                                        2,249     35,107    8,290/1,812    83,837/5,146
Chris Hermann                                                                 1,392     18,364    3,520/1,665    17,524/4,729

------------------------
(1) Dollar amounts reflect market value of LG&E Energy Common Stock at year-end, minus the exercise price.

                     LONG-TERM INCENTIVE PLAN AWARDS TABLE
              LONG-TERM INCENTIVE PLAN AWARDS IN 1995 FISCAL YEAR

    The following table provides information concerning awards made in 1995 to the named executive officers under the Long-Term Plan.

                                                                                                 ESTIMATED FUTURE PAYOUTS UNDER
                                                                            PERFORMANCE OR         NON-STOCK PRICE BASED PLANS
                                                           NUMBER OF         OTHER PERIOD             (NUMBER OF SHARES(1)
                                                        SHARES, UNITS OR   UNTIL MATURATION   -------------------------------------
NAME                                                      OTHER RIGHTS        OR PAYOUT       THRESHOLD(#)   TARGET(#)   MAXIMUM(#)
------------------------------------------------------  ----------------   ----------------   ------------   ---------   ----------
Roger W. Hale                                                11,076            12/31/97          4,984        11,076       16,614
Victor A. Staffieri                                           2,030            12/31/97            914         2,030        3,045
John R. McCall                                                1,142            12/31/97            514         1,142        1,713
Charles A. Markel, III                                          815            12/31/97            367           815        1,223
Chris Hermann                                                   749            12/31/97            337           749        1,124

------------------------
(1) The table indicates the number of performance units which are paid 50% in stock and 50% in cash at maturation.

    Each performance unit awarded represents the right to receive an amount payable 50% in LG&E Energy Common Stock and 50% in cash on the date of payout, the latter portion being payable in cash in order to facilitate the payment of taxes by the recipient. The amount of the payout is determined by the then-fair market value of LG&E Energy Common Stock. The Long-Term Plan rewards executives on a three-year rolling basis dependent upon: (1) the total shareholder return for shareholders and (2) return on capital. The target for award eligibility requires that LG&E Energy shareholders earn a total return at a preset level in comparison to that of the utility holding companies and gas and electric utilities in the EEI Index. The return on capital component of the Long-Term Plan is triggered by the actual return on capital exceeding preset levels of achievement established by the Compensation Committee prior to commencement of the period. The Committee sets a contingent award for each management level selected to participate in the Plan and such amount is the basis upon which incentive compensation is determined. Depending on the level of achievement, the participant can receive from zero to 150% of the contingent award amount.
Payments made under the Long-Term Plan in 1995 are reported in the summary compensation table for the year of payout.

PENSION PLANS

    The following table shows the estimated pension benefits payable to a covered participant at normal retirement age under LG&E's qualified defined benefit pension plans, as well as non-qualified supplemental pension plans that provide benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations for qualified plan benefits, based on the remuneration that is covered under the plan and years of service with LG&E, LG&E Energy and its subsidiaries:

                               PENSION PLAN TABLE

                                                           30
                    15           20           25        OR MORE
                 YEARS OF     YEARS OF     YEARS OF     YEARS OF
REMUNERATION     SERVICE      SERVICE      SERVICE      SERVICE
------------     --------     --------     --------     --------

  $100,000       $ 49,612     $ 49,612     $ 49,612     $ 56,290
  $150,000       $ 81,612     $ 81,612     $ 81,612     $ 85,990
  $200,000       $113,612     $113,612     $113,612     $113,612
  $250,000       $145,612     $145,612     $145,612     $145,612
  $300,000       $177,612     $177,612     $177,612     $177,612
  $350,000       $209,612     $209,612     $209,612     $209,612
  $400,000       $241,612     $241,612     $241,612     $241,612
  $450,000       $273,612     $273,612     $273,612     $273,612
  $500,000       $305,612     $305,612     $305,612     $305,612
  $550,000       $337,612     $337,612     $337,612     $337,612
  $600,000       $369,612     $369,612     $369,612     $369,612
  $650,000       $401,612     $401,612     $401,612     $401,612
  $700,000       $433,612     $433,612     $433,612     $433,612
  $750,000       $465,612     $465,612     $465,612     $465,612
  $800,000       $497,612     $497,612     $497,612     $497,612

    A participant's remuneration covered by the Retirement Income Plan (the "Retirement Income Plan") is his or her average base salary and short-term incentive payment (as reported in the Summary Compensation Table) for the five calendar plan years during the last ten years of the participant's career for which such average is the highest. The estimated years of service for each named executive is as follows: 29 years for Mr. Hale; 25 years for Mr. Hermann; 1 year for Mr. McCall; 11 years for Mr. Markel; and 3 years for Mr. Staffieri. Benefits shown are computed as a straight life single annuity beginning at age 65.

    Current Federal law prohibits paying benefits under the Retirement Income Plan in excess of $120,000 per year. Officers of LG&E and LG&E Energy with at least one year of service with either company are eligible to participate in LG&E's Supplemental Executive Retirement Plan (the "Supplemental Executive Retirement Plan"), which is an unfunded supplemental plan that is not subject to the $120,000 limit. Presently, participants in the Supplemental Executive Retirement Plan consist of all of the eligible officers of LG&E and LG&E Energy. This plan provides generally for retirement benefits equal to 64% of average current earnings during the final 36 months prior to retirement, reduced by Social Security benefits, by amounts received under the Retirement Income Plan and by benefits from other employers. As part of its employment agreement with Mr. Hale, LG&E established a separate Supplemental Executive Retirement Plan. The special plan generally provides for a retirement benefit for Mr. Hale of 2% for each of his first 20 years of service with LG&E, LG&E Energy or with certain prior employers, 1.5% for each of the next 10 years of service and 1% for each remaining year of service completed prior to age 65, all multiplied by Mr. Hale's final 60 months average compensation, less benefits payable from the Retirement Income Plan, benefits payable from any other qualified or non-qualified plan sponsored by LG&E, LG&E Energy or certain prior employers, and primary Social Security benefits. Under Mr. Hale's employment agreement (see page 11 of this proxy statement), he may elect to commence payment of his retirement benefits at age 50. If he retires prior to age 65, Mr. Hale's benefits will be reduced by factors set forth in the employment agreement.

    The estimated annual benefits to be received under the Retirement Income Plan and the Supplemental Executive Retirement Plans upon normal retirement at age 65 and after deduction of Social Security benefits will be $455,664 for Mr. Hale; $113,892 for Mr. Hermann; $189,864 for Mr. McCall; $129,960 for Mr. Markel; and $226,776 for Mr. Staffieri.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Ballard, Dabney, Gardner, Grissom and Morton, and Mrs. McNamara served as members of the Compensation Committee during 1995. None of the members of the Compensation Committee are or were officers or employees of LG&E or its affiliates. Mr. Ballard is of counsel to the law firm of Greenebaum Doll & McDonald, which provides legal services to LG&E from time to time.

EMPLOYMENT CONTRACT AND TERMINATION OF EMPLOYMENT
ARRANGEMENTS AND CHANGE IN CONTROL PROVISIONS

    In November 1993, Mr. Hale entered into a new employment agreement with LG&E Energy for services to be provided to LG&E and LG&E Energy, superseding the prior agreement. The new agreement was effective upon its execution, and extends through December 31, 1998. Under the new agreement, Mr. Hale is entitled to an annual base salary of not less than $385,000, subject to annual review by the Compensation Committee, and to participate in the Short-Term Plan and the Long-Term Plan. Mr. Hale's arrangement with LG&E Energy provides for a stock option target award of not less than 45% of base salary and a long-term incentive target award of not less than 100% of base salary. LG&E Energy's Board of Directors may terminate the agreement at any time and, if it does so for reasons other than cause, LG&E Energy must pay Mr. Hale's base salary for two years.

    In the event of a change in control, all officers of LG&E and LG&E Energy shall be entitled to the following payments if, within twenty-four months after such change in control, they are terminated for reasons other than cause or disability, or their employment responsibilities are altered: (i) all accrued compensation; (ii) a severance amount equal to 2.99 times the sum of (a) his or her annual base salary and (b) his or her "target" award pursuant to the Short-Term Plan. However, except for Mr. Hale, in no event is the payment to the executive to equal or exceed an amount which would constitute a nondeductible payment pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), or be subject to an excise tax imposed by Section 4999 of the Code. The executive is entitled to receive such amounts in a lump-sum payment within thirty days of termination. A change in control encompasses certain mergers and acquisitions, changes in Board membership and acquisitions of voting securities of LG&E Energy.

    Also upon a change in control of LG&E Energy, all stock-based awards shall vest 100%, and all performance-based awards, such as performance units and performance shares, shall immediately be paid out in cash, based upon the extent to which the performance goals have been met through the effective date of the change in control or based upon the assumed achievement of such goals, whichever amount is higher.

                             SHAREHOLDER PROPOSALS
                            FOR 1997 ANNUAL MEETING

    Any shareholder may submit a proposal for consideration at the 1997 Annual Meeting. Any shareholder desiring to submit a proposal for inclusion in the proxy statement for consideration at the 1997 Annual Meeting should forward the proposal so that it will be received at LG&E's principal executive offices no later than November 12, 1996. Proposals received by that date that are proper for consideration at the Annual Meeting and otherwise conforming to the rules of the Securities and Exchange Commission will be included in the 1997 proxy statement.

                                 OTHER MATTERS

    At the Annual Meeting, it is intended that the first two items set forth in the accompanying notice and described in this proxy statement will be presented. Should any other matter be properly presented at the Annual Meeting, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment. The Board of Directors knows of no other matters which may be presented at the meeting.

    LG&E will bear the costs of this proxy solicitation. LG&E will provide copies of this proxy statement, the accompanying proxy and the Annual Report to brokers, dealers, banks and voting trustees, and their nominees, for mailing to beneficial owners, and upon request therefor, will reimburse such record holders for their reasonable expenses in forwarding solicitation materials. In addition to using the mails, proxies may be solicited by directors, officers and regular employees of LG&E or its subsidiaries, in person or by telephone. LG&E and LG&E Energy have retained D.F. King & Co., Inc., a firm of professional proxy solicitors, to assist in the solicitations at an estimated fee of $7,500 plus reimbursement of reasonable expenses.

    ANY SHAREHOLDER MAY OBTAIN WITHOUT CHARGE A COPY OF LG&E'S ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR 1995, BY SUBMITTING A REQUEST IN WRITING TO: JOHN R. MCCALL, SECRETARY, LOUISVILLE GAS AND ELECTRIC COMPANY, P.O. BOX 32010, 220 WEST MAIN STREET, LOUISVILLE, KENTUCKY 40232.

[LGE ENERGY LOGO]

                           -------------------------
                                ADMISSION TICKET

                      LOUISVILLE GAS AND ELECTRIC COMPANY

                         ANNUAL MEETING OF SHAREHOLDERS

                            Tuesday, April 23, 1996
                                10:00 a.m., EDT
                            Hyatt Regency Louisville
                           320 West Jefferson Street
                              Louisville, Kentucky

    If you plan to attend the meeting, please check the box on the proxy card indicating that you plan to attend. Please bring this Admission Ticket to the meeting with you.

    THE BOTTOM PORTION OF THIS FORM IS THE PROXY CARD. Each proposal is fully explained in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement. To vote your proxy, please MARK by placing an "X" in the appropriate box, SIGN and DATE the proxy. Then please DETACH and RETURN the completed proxy promptly in the enclosed envelope.

      TRIANGLE  DETACH HERE  TRIANGLE      TRIANGLE  DETACH HERE  TRIANGLE

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH
                                 PROPOSAL

       1. ELECTION OF DIRECTORS
  / /  FOR all nominees listed below (except as marked to the contrary below)
  / /  WITHHOLD AUTHORITY to vote for all nominees listed below
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME)
                                  ROGER W. HALE
                                 DAVID B. LEWIS
                                ANNE H. MCNAMARA
                                 DONALD C. SWAIN
2.APPROVAL OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS
  / / FOR  / / AGAINST  / / ABSTAIN

          / / I plan to attend the Annual Meeting, and I will bring ___
              guest(s).
----------------------------------------
                               SIGNATURE
------------------------------------------
                          DATE

                                                              [LG&E ENERGY LOGO]
     PREFERRED
                                                                           PROXY
----------------------------------------
                                    SIGNATURE

                                                 SIGNATURE(S) SHOULD  CORRESPOND
                                                 TO  THE  NAME(S)  APPEARING  IN
                                                 THIS   PROXY.   IF    EXECUTOR,
                                                 TRUSTEE,  GUARDIAN, ETC. PLEASE
                                                 INDICATE.

                                        Complimentary parking will be  available
                                        at  the  Hyatt  Regency  and  the Cowger
                                        Parking   Garage.   Please   visit   the
                         [MAP] registration table to receive your parking voucher, which you will give to the parking attendant upon leaving.

      TRIANGLE  DETACH HERE  TRIANGLE      TRIANGLE  DETACH HERE  TRIANGLE

                      LOUISVILLE GAS AND ELECTRIC COMPANY

           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- APRIL 23, 1996

    Roger W. Hale, Victor A. Staffieri and John R. McCall are hereby appointed as proxies, with full power of substitution, to vote the shares of the shareholder(s) named on the reverse side hereof, at the Annual Meeting of Shareholders of Louisville Gas and Electric Company to be held on April 23, 1996, and at any adjournment thereof, as directed on the reverse side hereof, and in their discretion to act upon any other matters that may properly come before the meeting or any adjournment thereof.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS YOU SPECIFY. IF NOT SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS. A VOTE FOR PROPOSAL 1 INCLUDES DISCRETIONARY AUTHORITY TO CUMULATE VOTES SELECTIVELY AMONG THE NOMINEES AS TO WHOM AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.

Please mark, sign and date this proxy on the reverse side and return the completed proxy promptly in the enclosed envelope.